Exhibit 23-B



           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 28, 2000 included in SIGCORP, Inc.'s
Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration
Statement.




Chicago, Illinois,                  ARTHUR ANDERSEN LLP
March 30, 2000.                     /s/ Arthur Andersen LLP